Exhibit 31.2

CERTIFICATION PURSUANT TO RULES 13a-14(a) AND 15d-14(a) UNDER THE SECURITIES

EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO SECTION 302 OF THE

SARBANES-OXLEY ACT OF 2002

I, Emily Hill, certify that:

1. I have reviewed this Quarterly Report on Form 10-Q/A of Replimune Group, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: November 6, 2026	By:	/s/ Emily Hill
Emily Hill
Chief Financial Officer
(Principal Financial Officer)